Exhibit 10.13

January 29, 2016

Vitamin Shoppe Industries Inc.

300 Harmon Meadow Blvd.

Secaucus, NJ 07094

Attn: Chief Financial Officer

Re:	Credit Agreement Amendment

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Loan and Security Agreement dated as of January 20, 2011, by and among Vitamin Shoppe Industries Inc., a New York corporation (the “Administrative Borrower”), VS Direct Inc., a Delaware corporation (“VS Direct”), Vitamin Shoppe Mariner, Inc., a Delaware corporation (“VS Mariner”), Vitamin Shoppe Global, Inc., a Delaware corporation (“VS Global”), VS Hercules LLC, a Delaware limited liability company (“VS Hercules”), FDC Vitamins, LLC, a Delaware limited liability company (“FDC Vitamins”), Betancourt Sports Nutrition, LLC, a Florida limited liability company (“BSN”), Vitamin Shoppe Procurement Services, Inc., a Delaware corporation (collectively with Administrative Borrower, VS Direct, VS Mariner, VS Global, VS Hercules, FDC Vitamins and BSN, the “Borrowers”, and each individually, a “Borrower”), Vitamin Shoppe, Inc., a Delaware corporation (the “Parent”), as a Guarantor, the other Guarantors party thereto and JPMorgan Chase Bank, N.A., a national banking association, in its capacity as administrative agent (in such capacity, “Agent”) and as the sole financial institution party thereto as a Lender (the “Sole Lender”) (as amended prior to the date hereof and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); capitalized terms used but not defined herein shall have the same meanings given to such terms in the Credit Agreement.

In consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Credit Agreement Amendment. The parties to this letter agreement (this “Letter Agreement”) hereby agree to amend and restate Section 9.8(n) of the Credit Agreement in its entirety to read in full as follows:

(n) liens or security interests arising by law or granted by any Borrower or any Guarantor in favor of a lessor, landlord, consignee, warehouseman or bailee of a retail store location, Non-Retail Store Location or Warehouse Location, as applicable, on personal property and/or trade fixtures owned by any Borrower or Guarantor located at such locations granted pursuant to a lease agreement between such Borrower or Guarantor and such lessor, landlord, consignee, warehouseman or bailee, as applicable, entered into in the ordinary course of business, in each case granted to secure obligations owed by such Borrower or Guarantor with respect to any rental payments, service charges or other amounts owing to such lessor, landlord, consignee, warehouseman or bailee, as applicable, pursuant to such lease agreement; provided, that, in the event that Administrative Borrower does not obtain a Collateral Access Agreement with respect to such locations, Agent at its option, may establish a Reserve with respect to each such location in respect of amounts at any time due or to become due to the lessor, landlord, consignee, warehouseman or bailee, as applicable, of such location as Agent shall reasonably determine but in no event shall any Reserve with respect to rent be maintained in respect of any location for which a Collateral Access Agreement has been delivered to Agent;

2. Representations and Warranties. To induce the Agent and the Sole Lender to enter into this Letter Agreement, the Borrowers and the Guarantors hereby represent and warrant to the Agent and the Sole Lender as follows:

(a)	After giving effect to the amendments in Section 1, each of the representations and warranties of each Borrower and each Guarantor contained in the Financing Agreements is true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties are already qualified by materiality, in which event such representations and warranties shall be true and correct in all respects as of the date hereof, or to the extent such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date).

(b)	The execution, delivery and performance by the Borrowers and the Guarantors of this Letter Agreement are within the Borrowers’ and the Guarantors’ corporate or limited liability company power, have been duly authorized by all necessary corporate or limited liability company action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon the Borrowers or the Guarantors, or result in the creation or imposition of any lien upon any of the assets of the Borrowers or the Guarantors except for liens and other encumbrances permitted under Section 9.8 of the Credit Agreement (after giving effect to this Letter Agreement).

(c)	After giving effect to this Letter Agreement, no Default or Event of Default has occurred which is continuing.

(d)	This Letter Agreement constitutes the valid and binding obligations of the Borrowers and the Guarantors enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally, and the availability of equitable remedies may be limited by equitable principles of general application.

(e)	No failure or delay on the part of Agent or the Lenders to exercise any right or remedy under the Credit Agreement, any other Financing Agreement or applicable law shall operate as a waiver thereof, nor shall any single partial exercise of any right or remedy preclude any other or further exercise of any right or remedy, all of which are cumulative and may be exercised without notice except to the extent notice is expressly required (and has not been waived) under the Credit Agreement, the other Financing Agreements and applicable law.

(f)	No Borrower or Guarantor has any defense to payment, counterclaim or rights of set-off with respect to the Obligations on the date hereof.

3. Miscellaneous.

(a)	Any and all of the terms and provisions of this Letter Agreement and the other Financing Agreements shall, except as amended hereby, remain in full force and effect.

(b)	All of the terms and provisions of this Letter Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

(c)	This Letter Agreement may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Letter Agreement until this Letter Agreement has been executed by each Borrower, each Guarantor and the Required Lenders at which time this Letter Agreement shall be binding on, enforceable against and inure to the benefit of the Borrowers, the Guarantors and all Lenders. Counterparts delivered by facsimile or other electronic transmission shall be effective as originals.

(d)	THIS LETTER AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER FINANCING AGREEMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(e)	The headings, captions and arrangements used in this Letter Agreement are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Letter Agreement, nor affect the meaning thereof.

(f)	No failure or delay on the part of the Lenders in exercising, and no course of dealing with respect to, any right, power or privilege under this Letter Agreement, the Credit Agreement or any other Financing Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Letter Agreement, the Credit Agreement or any other Financing Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(g)	Each Borrower and each Guarantor hereby acknowledges, and represents and warrants to Agent and the Lenders, that (a) such Borrower or Guarantor, as applicable, has had the opportunity to consult with legal counsel of its own choice and have been afforded an opportunity to review this Letter Agreement with its legal counsel, (b) such Borrower or such Guarantor, as applicable, has reviewed this Letter Agreement and fully understands the effects thereof and all terms and provisions contained herein, (c) such Borrower or such Guarantor, as applicable, has executed this Letter Agreement of its own free will and volition, and (d) this Letter Agreement shall be construed as if jointly drafted by the Borrowers, the Guarantors and the Lenders. The recitals, if any, contained in this Letter Agreement shall be construed to be part of the operative terms and provisions of this Letter Agreement.

(h)	This Letter Agreement has been negotiated at arms-length and in good faith by the parties hereto.

(i)	Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa.

(j)	The Borrowers and Guarantors agree to pay or reimburse Agent for all out-of-pocket and documented costs, fees and expenses incurred by Agent in connection with this Letter Agreement, including, without limitation, the reasonable fees, disbursements and other charges of counsel to Agent.

(k)	In case any one or more of the provisions contained in this Letter Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Letter Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

(l)	Each Borrower and each Guarantor agrees to execute, acknowledge, deliver, file and record such further certificates, instruments and documents, and to do all other acts and things, as may be requested by Agent or the Lenders as necessary or advisable to carry out the intents and purposes of this Letter Agreement.

(m)	EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS LETTER AGREEMENT, ANY OTHER FINANCING AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS LETTER AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(n)	This Letter Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of New York, but giving effect to federal laws applicable to national banks.

(o)	This Letter Agreement shall be effective automatically and without necessity of any further action by any Borrower, any Guarantor, Agent or the Lenders when counterparts hereof have been executed by each Borrower, each Guarantor and the Required Lenders, and all conditions to the effectiveness hereof set forth herein have been satisfied.

[Signature Pages to Follow]

Very truly yours,

JPMORGAN CHASE BANK, N.A., as the Agent and the Sole Lender

By:	/s/ Kennedy A. Capin
Name:	Kennedy A. Capin
Title:	Authorized Officer

[SIGNATURE PAGE TO LETTER AGREEMENT – VITAMIN SHOPPE INDUSTRIES INC.

JANUARY 2016]

Agreed and Acknowledged:

BORROWERS:

VITAMIN SHOPPE INDUSTRIES INC.

By:	/s/ Brenda Galgano
Name:	Brenda Galgano
Title:	Executive Vice President & Chief Financial Officer

VS DIRECT INC.

By:	/s/ Brenda Galgano
Name:	Brenda Galgano
Title:	Executive Vice President & Chief Financial Officer

VITAMIN SHOPPE MARINER, INC.

By:	/s/ Brenda Galgano
Name:	Brenda Galgano
Title:	Executive Vice President & Chief Financial Officer

VITAMIN SHOPPE GLOBAL, INC.

By:	/s/ Brenda Galgano
Name:	Brenda Galgano
Title:	Executive Vice President & Chief Financial Officer

VS HERCULES LLC, a Delaware limited liability company

By:	Vitamin Shoppe Industries Inc., as its sole member

By:	/s/ Brenda Galgano
Name:	Brenda Galgano
Title:	Executive Vice President & Chief Financial Officer

[SIGNATURE PAGE TO LETTER AGREEMENT – VITAMIN SHOPPE INDUSTRIES INC.

JANUARY 2016]

FDC VITAMINS, LLC, a Delaware limited liability company

By:	VS Hercules LLC, as its sole member

By:	Vitamin Shoppe Industries Inc., as its sole member

By:	/s/ Brenda Galgano
Name:	Brenda Galgano
Title:	Executive Vice President & Chief Financial Officer

BETANCOURT SPORTS NUTRITION, LLC, a
Florida limited liability company

By:	VS Hercules LLC, as its sole member

By:	Vitamin Shoppe Industries Inc., as its sole member

By:	/s/ Brenda Galgano
Name:	Brenda Galgano
Title:	Executive Vice President & Chief Financial Officer

VITAMIN SHOPPE PROCUREMENT SERVICES, INC., a Delaware corporation

By:	/s/ Brenda Galgano
Name:	Brenda Galgano
Title:	Executive Vice President & Chief Financial Officer

[SIGNATURE PAGE TO LETTER AGREEMENT – VITAMIN SHOPPE INDUSTRIES INC.

JANUARY 2016]

GUARANTOR:

VITAMIN SHOPPE, INC.

By:	/s/ Brenda Galgano
Name:	Brenda Galgano
Title:	Executive Vice President & Chief Financial Officer

[SIGNATURE PAGE TO LETTER AGREEMENT – VITAMIN SHOPPE INDUSTRIES INC.

JANUARY 2016]